UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 12, 2017

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.      Entry into a Material Definitive Agreement

Restructuring Support Agreement

As previously disclosed, GulfMark Offshore, Inc. (“GulfMark” or the “Company”) has been involved in discussions with certain of its stakeholders in respect of a possible restructuring of the Company’s indebtedness and capitalization. On May 15, 2017, the Company entered into a restructuring support agreement (the “RSA”) with holders (the “Noteholders”) of approximately 47% of the aggregate outstanding principal amount of GulfMark’s unsecured 6.375% senior notes due 2022, to support a restructuring on the terms of a plan of reorganization as described therein. The RSA contemplates that the Company will file for voluntary relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court in the District of Delaware on or before May 21, 2017 in accordance with the RSA. The terms of the RSA are described further in GulfMark’s Quarterly Report on Form 10-Q filed on May 10, 2017 in Part I, Item 2 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Restructuring Support Agreement,” which description is incorporated herein by reference.

A copy of the RSA is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the RSA is qualified in its entirety by the full text of such exhibit.

Backstop Commitment Agreement

On May 15, 2017, GulfMark also entered into a backstop commitment agreement (the “Backstop Commitment Agreement”) pursuant to which certain of the Noteholders agreed to backstop the $125 million rights offering contemplated in the RSA. The terms of the Backstop Commitment Agreement are described further in GulfMark’s Quarterly Report on Form 10-Q filed on May 10, 2017 in Part I, Item 2 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Backstop Commitment Agreement,” which description is incorporated herein by reference.

A copy of the Backstop Commitment Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The above description of the Backstop Commitment Agreement is qualified in its entirety by the full text of such exhibit.

DNB Commitment Letter

On May 15, 2017, GulfMark entered into a commitment letter (the “Commitment Letter”) by and among GulfMark, GulfMark Rederi AS (“Rederi), a wholly owned subsidiary of GulfMark, and DNB Bank ASA (“DNB”), pursuant to which DNB has committed to provide a $35 million senior secured term loan facility (the “New DNB Facility”) in the form of an amendment to Rederi’s existing NOK 600,000,000 Secured Revolving Credit Facility Agreement, dated December 27, 2012 (as amended, supplemented and/or restated from time to time, the “Existing DNB Facility” and as amended by the New DNB Facility, the “Amended DNB Facility”).  The availability of the New DNB Facility is subject to the satisfaction of certain specified terms and conditions contained in the Commitment Letter, including the execution of definitive loan documents in form and substance satisfactory to DNB. The New DNB Facility will be available to Rederi in multiple draws and will mature three months after the closing of the New DNB Facility, subject to extension for an additional three months upon satisfaction of certain conditions, to be used by Rederi for working capital and general corporate purposes upon GulfMark’s contemplated filing under Chapter 11 of the U.S. Bankruptcy Code. The New DNB Facility will be available to GulfMark through an intercompany loan from Rederi to be used by GulfMark and its subsidiaries to pay fees, costs and expenses with respect to the Chapter 11 case and for working capital and general corporate purposes. The Amended DNB Facility will be secured by the same collateral securing the Existing DNB Facility and in addition, among other things, mortgages on certain unencumbered vessels owned by Rederi and other subsidiaries of GulfMark.

RBS Support Agreement Extension

As previously reported, on March 14, 2017, GulfMark entered into a support agreement (the “RBS Support Agreement”) with The Royal Bank of Scotland plc, as agent for the lenders (the “Agent”), relating to that certain Multicurrency Facility Agreement dated as of September 26, 2014 (as amended, supplemented and/or restated from time to time, the “RBS Facility Agreement”). Pursuant to the RBS Support Agreement, the Agent agreed to waive the defaults and events of default specified in the RBS Support Agreement and to forbear from exercising any rights or remedies under the RBS Facility Agreement as a result of any such defaults and events of default specified in the RBS Support Agreement until the earlier of April 14, 2017 and the occurrence any of the early termination events specified in the RBS Support Agreement. On April 14, 2017, GulfMark entered into an extension agreement with the Agent that extended the forbearance period until the earlier of April 28, 2017 and the occurrence of any of the specified early termination events. On April 28, 2017, GulfMark entered into a second extension agreement with the Agent that extended the forbearance period until the earlier of May 12, 2017 and the occurrence of any of the specified early termination events. GulfMark entered into a third extension agreement (the “RBS Extension Agreement”) with the Agent as of May 12, 2017 that extends the forbearance period until the earlier of May 21, 2017 and the occurrence of any of the specified early termination events.

A copy of the RBS Extension Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference. The above description of the RBS Extension Agreement is qualified in its entirety by the full text of such exhibit.

DNB Support Agreement Extension

As previously reported, on April 14, 2017, GulfMark entered into a support agreement (the “DNB Support Agreement”) with DNB relating to the Existing DNB Facility. Pursuant to the DNB Support Agreement, DNB agreed to abstain from exercising any rights or remedies under the Existing DNB Facility as a result of such defaults or events of default specified in the DNB Support Agreement until the earlier of April 28, 2017 or the occurrence of any of the early termination events as described in the DNB Support Agreement. On April 28, 2017, GulfMark entered into a support letter extension which extended the support period until the earlier of May 12, 2017 or the occurrence of any of the early termination events as described in the DNB Support Agreement. GulfMark entered into a second support letter extension (the “DNB Extension Agreement”) as of May 12, 2017 which extends the support period until the earlier of May 21, 2017 or the occurrence of any of the early termination events as described in the DNB Support Agreement.

A copy of the DNB Extension Agreement is filed as Exhibit 10.4 hereto and is incorporated herein by reference. The above description of the DNB Extension Agreement is qualified in its entirety by the full text of such exhibit.

Item 7.01.     Regulation FD Disclosure

On May 16, 2017, GulfMark issued a press release announcing its entry into the RSA, the Backstop Commitment Agreement and the Commitment Letter. A copy of such press release is furnished as Exhibit 99.1 to this report.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and other information furnished herein, including the press release attached as Exhibit 99.1, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “believe,” “expect,” “expected to be,” “anticipate,” “plan,” “intend,” “foresee,” “forecast,” “continue,” “can,” “will,” “will continue,” “may,” “should,” “would,” “could” or other similar expressions that are intended to identify forward-looking statements. In addition, any statement concerning future financial performance, ongoing business strategies or prospects are also forward-looking statements as so defined. Statements in this report that contain forward-looking statements may include, but are not limited to, statements regarding (i) the Company’s filing under Chapter 11 of the U.S. Bankruptcy Code as contemplated by the RSA, (ii) the launch of the $125 million rights offering contemplated by the RSA, (iii) the satisfaction of the terms and conditions contained in the Commitment Letter, (iv) the execution of definitive loan documents for the New DNB Facility and borrowings under the New DNB Facility and (v) the ability to obtain an extension of the New DNB Facility. These forward-looking statements are based on GulfMark’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements were reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. In addition, there can be no assurance that GulfMark has accurately identified and properly weighed all of the factors that affect market conditions and demand for its vessels, that the information upon which GulfMark has relied is accurate or complete, that its analysis of the market and demand for its vessels is correct or that the strategy based on such analysis will be successful. Statements made in this report that contain forward-looking statements may include information concerning differences between actual and projected results and any future agreement with any holders of GulfMark’s debt and/or equity securities. These types of statements are based on current expectations about future events and inherently are subject to certain significant risks, uncertainties and assumptions, many of which are beyond GulfMark’s control, which could cause actual results to differ materially from those expected, projected or expressed in forward-looking statements. It should be understood that it is not possible to predict or identify all risks, uncertainties and assumptions. These risks, uncertainties and assumptions include, among others, risks of insufficient access to sources of liquidity; operational risk; the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; and other material factors that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including GulfMark’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. These forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. Forward-looking statements included in this report are based only on information currently available to GulfMark and speak only as of the date of this report. GulfMark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, whether as a result of new information, future events or otherwise.

Nothing in this Current Report on Form 8-K (including, without limitation, the press release furnished as Exhibit 99.1) shall constitute a solicitation of any holders of any of GulfMark’s indebtedness or GulfMark’s securities with respect to the matters contemplated in the RSA or Backstop Commitment Agreement or an offer to buy or sell, or a solicitation of an offer to buy or sell, any securities of GulfMark, which would be made only pursuant to definitive documents and an applicable exemption from the Securities Act.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit number	Description

10.1	Restructuring Support Agreement dated May 15, 2017 among GulfMark and certain holders of GulfMark’s 6.375% senior notes party thereto

10.2	Backstop Commitment Agreement dated May 15, 2017 among GulfMark and certain holders of GulfMark’s 6.375% senior notes party thereto

10.3	RBS Extension Agreement dated May 12, 2017 among GulfMark, GulfMark Americas, Inc. and the Agent

10.4	DNB Extension Agreement dated May 12, 2017 among GulfMark, GulfMark Rederi AS, GulfMark UK Ltd. and DNB

99.1	Press Release of GulfMark dated May 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, GulfMark has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer